SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                               September 11, 2007
                Date of Report (Date of earliest event reported)



                                SOYO GROUP, INC.
             (Exact name of registrant as specified in its charter)


        Nevada                        333-42036                   95-4502724
----------------------------    -----------------------      -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


                            1420 South Vintage Avenue
                         Ontario, California 91761-3646
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
              (Registrant's telephone number, including area code)


                                      N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


On September 7, 2007, the Board of Directors accepted the resignations of Mr. Zhiyang Wu and Mr. Paul Risberg as Directors of SOYO Group, Inc.

Effective September 10, 2007, Mr. Jay Schrankler and Mr. Henry Song were appointed to serve as directors of the Company. Neither Mr. Schrankler nor Mr.
Song:

(i) has any family relationships with any other directors, executive officers, or persons nominated or chosen to become directors or executive officers of the Company;

(ii) was a party to any transaction with the Company during the last two years, nor is either of them a party to any proposed transaction with the Company, in which either of them had or is to have a direct or indirect material interest; and

(iii) has any employment agreement with the Company.

Mr. Shrankler was a Vice President of Licensing and Marketing for Honeywell International Inc.'s Automation and Control Solutions Group from 2003 to 2007. From 2001 to 2003, he served as the Vice President of Environmental Controls for Honeywell International Inc.'s Automation and Control Solutions. He was Vice President and General Manager of the Honeywell International Inc. Home and Building Control from 1999 to 2001. Currently, he works at the University of Minnesota as an Executive Director in the Office for Tech Communications.

Mr. Song has worked as the Chief Executive Officer and Chairman of the Board for Shenzhen DiGuang Electronics since 1996. He has also served as the Chief Executive Officer and Chairman of the Board for Shenzhen DiGuang Electronics Equipment since 1994. Mr. Song and his companies are known for leading edge LED displays. SOYO views LED as the future of the flat panel market. With LED technology you get brighter pictures and more vivid images while using far less electricity.




SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     SOYO GROUP, INC.
                                                     (Registrant)





Date: September 11, 2007                             By: /s/ MING CHOK
     -------------------                                ----------------
                                                         Ming Chok, CEO